SECURED PROMISSORY NOTE

November 17, 2004
                                                               $107,000.00


     FOR VALUE RECEIVED, EDISON RENEWABLES, INC., a Delaware corporation (the "Maker"), having an address as indicated under its name below, hereby promises to pay to the order of BUCHANAN ITS, LLC (the "Payee") at its address at 300 S. Harbor Blvd., Suite 510 Anaheim, California 92805 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED SEVEN THOUSAND DOLLARS ($107,000.00) without interest thereon which shall accrue from the date hereof without interest, payable according to
Schedule 1 attached hereto.

     The Maker may, at its option, prepay this Note in whole or in part at any time without premium or penalty.

     This Note is the promissory note referred to in Section 2.02 of that certain Asset Purchase Agreement dated November 17, 2004 between the Maker and the Payee (the "Asset Purchase Agreement") and represents the installment payment portion of the purchase price under the Asset Purchase Agreement.

     The payment of this Note is secured by all of the assets (the "Assets") purchased by the Maker from the Payee under the Asset Purchase Agreement, subject to the terms and conditions hereof. In the event that the Payee defaults in any payment under this Note, which is not cured within ten (10) business days following the date notice of such default (the "Notice of Default") is delivered to the Maker, the Payee shall be entitled to require that the Maker transfer title to the Assets back to the Payee, (a) provided that the Payee demands such re-transfer of the Assets by written notice to the Maker at the time the Notice of Default is delivered to the Maker, and (b) conditioned upon the Maker returning to the Payee all 560,000 shares of Maker's common stock issued by the Payee to the Maker pursuant to Section 2.02(b) of the Asset Purchase Agreement (subject to adjustment for stock splits, stock dividends, recapitalizations and the like) (the "Shares").

     This Note or any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed, postage prepaid, by registered or certified mail, return receipt requested, or by overnight mail, or when sent by facsimile transmission to any party hereto at its address stated herein or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

     This Note shall be construed and enforced in accordance with the laws of the State of California, applicable to agreements performed wholly within such state.


                                  EDISON RENEWABLES, INC.

                                  By:   /s/ James Galan Wray
                                        --------------------
                                        James Wray, Vice President/Secretary

                                  Address: 1940 Deer Park Avenue, # 390
                                           Deer Park, New York 11729
                                  Telecopier Number: (714) 535-4505

                                      Exhibit (1) to Promissory Note


         ---------------------------------------- ------- ----------------------
                      Payment Date                              Amount Due
         ---------------------------------------- ------- ----------------------

                     January 1, 2005                             $8,900.00
                    February 1, 2005                             $8,900.00
                      March 1, 2005                              $8,900.00
                      April 1, 2005                              $8,900.00
                       May 1, 2005                               $8,900.00
                      June 1, 2005                               $8,900.00
                      July 1, 2005                               $8,900.00
                     August 1, 2005                              $8,900.00
                    September 1, 2005                            $8,900.00
                     October 1, 2005                             $8,900.00
                    November 1, 2005                             $9,000.00
                    December 1, 2005                             $9,000.00

         ---------------------------------------- ------- ----------------------
                          Total                                $107,000.00
         ---------------------------------------- ------- ----------------------




                                                              Initials

                                                              Maker: [Initialed]
                                                                      ---------
                                                              Payee: [Initialed]
                                                                      ---------